Focused on Energy Delivery, Positioned to Execute Introduction to CenterPoint Energy Fixed Income Investors October 2016 A Fortune 500 company Exhibit 99.1

Cautionary Statement This presentation and the oral statements made in connection herewith contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs, and rate base or customer growth) and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our Continuum acquisition and integration, including statements about future financial performance, margin and operating income and growth, guidance, including earnings and dividend growth, future financing plans and expectation for liquidity and capital resources, tax rates and interest rates and expense, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable Midstream’s performance and ability to pay distributions, and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2015 and Form 10-Q for the period ended June 30, 2016 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings” and in other filings with the SEC by CenterPoint Energy, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof. Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of net income and diluted earnings per share, CenterPoint Energy also provides guidance based on adjusted net income and adjusted diluted earnings per share, which are non-GAAP financial measures.  Additionally, this presentation includes Funds from Operations (“FFO”), which is net cash provided by operating activities less transition and system restoration bond expense (amortization). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.  CenterPoint Energy’s adjusted net income and adjusted diluted earnings per share calculation excludes from net income and diluted earnings per share, respectively, the impact of ZENS and related securities and mark-to-market gains or losses resulting from the company’s Energy Services business ,and FFO is net cash provided by operating activities less transition and system restoration bond expense (amortization). CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking adjusted net income and adjusted diluted earnings per share because changes in the value of ZENS and related securities and mark-to-market gains or losses resulting from the company’s Energy Services business are not estimable.   Management evaluates the company’s financial performance in part based on adjusted net income and adjusted diluted earnings per share. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in adjusted net income, adjusted diluted earnings per share and FFO exclude items that Management believes do not most accurately reflect the company’s fundamental business performance. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income, diluted earnings per share and net cash provided by operating activities, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.

Agenda Overview Review of Utilities Electric Transmission and Distribution Natural Gas Distribution CNP Credit Thesis Additional Resources Capital Expenditure Plans Energy Services Reference Materials

CenterPoint Energy, Inc. (NYSE: CNP)
Regulated Electric and Natural Gas Utility Serving ~5.8 Million Customers


WA
OR
ID
MT
WY
ND
SD
NE
CO
UT
NV
CA
AZ
NM
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD

- Natural Gas Distribution Utility
- Electric Transmission & Distribution Utility
- Competitive Natural Gas Sales & Services

Electric Transmission & Distribution:

- Electric utility operations with ~2.4 million metered customers across ~5,000 square miles in and around Houston, Texas
- 19th largest U.S. investor-owned electric utility by customer base [1]
- 84,190,647 MWh delivered in 2015

Gas Operations:

- Regulated gas distribution in six states with ~3.4 million customers
- 6th largest U.S. gas distribution company by customer base [1]
- Non-regulated competitive natural gas supply and related energy services serving approximately 30,000 commercial and industrial customers across 26 states
- Gas distribution company and energy services company delivered ~1.1 TCF of natural gas in 2015

Midstream Investment:

- 55.4% ownership of Enable Midstream Partners LP

[1] As of Dec. 31, 2014 per EEI and AGA

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CenterPoint Energy’s Value Proposition Expect to continue delivering long-term value… Targeting 4-6% year-over-year EPS growth through 2018 Strong credit metrics for current ratings As a result of strong fundamentals… Strong operating cash flow and balance sheet Capital investment in transmission and distribution assets is expected to enable growth Capital recovery mechanisms at electric and natural gas utilities help reduce regulatory lag Lack of generation assets reduces the environmental risks generally associated with a fully integrated utility Low commodity prices and the competitive retail electric market help keep customer bills low Expect solid cash flow from midstream investment

Operating Energy Delivery Businesses that Provide Superior Performance for our Key Stakeholders Our Vision: Lead the nation in delivering energy, service and value We are a premier U.S. energy delivery company Delivering energy is CenterPoint Energy’s core business Delivering service and value applies to all stakeholders Our Strategy: Operate, Serve, Grow Ensure safe, reliable, efficient and environmentally responsible energy delivery businesses Utilize new and innovative technology to enhance performance Add value to energy delivery through superior customer service, new technology and innovation Provide leadership in the communities we serve Develop a diverse and capable employee base Invest in core energy delivery businesses Actively govern Enable Midstream investment

Houston Electric – Overview T&D with strong growth and limited business risk ~2.4 million metered customers; ~5,000 square miles in and around Houston, Texas Consistent residential customer growth of ~2% June 2016 average residential electric price in TX: $0.11/kwh (1) Has consistently earned at or near its 10% authorized ROE Capital recovery mechanisms that reduce regulatory lag Delivery-only regulated utility Poles and wires assets; no generation assets which reduces business, environmental, and regulatory risks; no provider of last resort risk Direct customers are ~70 Retail Electric Providers (REPs) Bad debt deferral (1) U.S. Energy Information Administration 2015 Houston Electric Operating Income ($, millions) Total: $607 million

Houston Electric Residential Meter Count (3) Houston Electric Growth December to December Houston Job Growth (1,2) In Thousands In Millions (1) Job growth data from the Texas Workforce Commission (2) 2016 job growth forecast from the Greater Houston Partnership (3) Meter count data from CenterPoint Energy (4) Houston population growth from the U.S. Census Bureau In 2015, metro Houston led the nation in population growth, adding 159,000 residents (more than Dallas or Atlanta) (4) CenterPoint had in excess of 2% meter growth year-over-year as of Q2 2016

Gas Operations – Overview Natural Gas Utilities with Growing, Geographic Diversity Six state footprint with vibrant metropolitan areas of Houston and Minneapolis ~3.4 million customers ~1% annual customer growth since 2010 Named 2nd in the South Region in J.D. Power 2015 Customer Satisfaction Study Earning at allowed returns; aggregate allowed ROE: 10% Capital recovery mechanisms that reduce regulatory lag ~74% of 2015 Natural Gas Utilities Operating Income from Texas and Minnesota Operations

CenterPoint Energy Credit Thesis Strong Credit Metrics and Conservative Balance Sheet Commitment to strong credit metrics Target 18-20% FFO/Debt Metrics strong for current credit ratings Target Baa1 (Moody’s)/A- (S&P) for CNP and CERC, A3/A- for CEHE Commitment to maintaining a strong balance sheet Minimal incremental financing in 2016 Operating companies finance their capital needs Conservative interest rate risk profile Limited refinancing risk Excludes transition and system restoration bonds Commercial Paper as of June 30, 2016

CenterPoint Energy Credit Metrics/Ratings

CenterPoint. Energy

FFO to Debt



40%
35%
30%
25%
20%
15%
10%
5%
0%
16%
24%
22%
20%
21%
20%
20%
34%
29%
CNP Consolidated(1)
CEHE(1)
CERC
2014
2015
2016 Q2

Debt to Total Capitalization[(2)]



100%
80%
60%
40%
20%
0%
54%
55%
56%
46%
52%
53%
38%
34%
31%
CNP Consolidated
CEHE
CERC
2014
2015
2016 Q2

Credit Ratings (Moody's/S&P/Fitch)

	CNP	CEHE	CERC
Corporate/Issuer	Baa1/A-/BBB	A3/A-/BBB+	Baa2/A-/BBB
Senior Debt Securities[(3)]	Baa1/BBB+/BBB	A1/A/A	Baa2/A-/BBB
Short term/Commercial Paper	P-2/A-2/F2	N/A	P-2/A-2/F2

(1) Funds from Operations ("FFO") = net cash provided by operating activities, less transition and system restoration bond expense (amortization) of $448 million in 2014, $376 million in 2015, and $433 million for LTM Q2 2016; debt excludes transition and system restoration bonds

(2) Credit facility covenant calculation, excludes transition and system restoration bonds and adjusts ZENS and non-cash impairments

(3) CNP and CERC senior unsecured; CEHE senior secured general mortgage bonds

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Liquidity and Capital Requirements as of June 30, 2016 Anticipate strong balance sheet and cash flow in 2016 Project total capital investment of ~$1.4 billion for 2016 Expected net incremental borrowings of ~$200 million for 2016, inclusive of funding for the acquisition of the retail energy services business and natural gas wholesale assets of Continuum Equity issuance not anticipated in 2016 or 2017 Minimal incremental financing needs expected for 2017; dependent on factors including bonus depreciation, capital investment plans and working capital Tax Rates Anticipate 37% effective tax rate for 2016; increase from 36% effective tax rate due to deferred tax expense related to Enable income from a Louisiana state tax law change Interest Expense Full-year 2016 interest expense projected to be lower than 2015 Near-term maturities and refinancing suggest interest expense savings Near-Term Financing, Interest Expense and Tax Excludes transition and system restoration bonds 5.95% due 2/1/17 6.125% due 11/1/17 6.5% due 5/1/18 5.05% due 11/1/18 6.0% due 5/15/18

CenterPoint Energy Financing Entities and Liquidity


Money Pool
CenterPoint Energy, Inc.
$1.6 Billion
Money Pool
64% of total capacity
CenterPoint Energy
Houston Electric, LLC
$300 Million
12% of total capacity
CenterPoint Energy
Resources Corp.
$600 Million
24% of total capacity

Total contracted liquidity of $2.5 billion

- Senior unsecured revolving credit facilities contracted through March 2021, with two 1-year extension options available
- Backstops $2.2 billion commercial paper program at CNP and CERC and letters of credit
- Internal money pool allows subsidiaries to borrow from parent

Available liquidity as of July 29, 2016: $1,262 million

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CenterPoint Energy Summary

Growing Utilities with Favorable Rate Environment Limit Business Risk

CenterPoint Energy

Strong utility service territories

- 2% customer growth at CEHE and 1% customer growth at CERC over last several years
- Geographic, economic and seasonal diversity

Constructive regulatory environment

- Favorable recovery mechanisms that do not require the filing of general rate cases (except in Minnesota)
  - Infrastructure capital cost recovery in TX
  - Formula Rate Plan in AR
  - Cost of service adjustment in LA, MS and OK
  - Gas margin stabilization (decoupling and weather normalization)
- Utilities' ROEs have been consistently at or near their authorized returns

Low business risk and strong cash flow

- Limited utility commodity exposure
- CEHE: no generation exposure and no provider of last resort risk(1)
- Track record of operating safely, effectively and efficiently
- Stable and certain cash flow, ~80% of FFO from low risk utilities
- Midstream investment provides an additional source of cash

(1) Provider of last resort is the Retail Electric Provider (REP) that becomes a customer's provider if its original provider exits the market for any reason.

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Additional Resources

2015A 2016E 2017E 2018E 2019E 2020E Transmission 38% 48% 43% 30% 32% 25% Distribution 61% 49% 52% 64% 64% 69% $ Millions Electric Transmission and Distribution Capital Expenditures

Capital Recovery Method 2015A 2016E 2017E 2018E 2019E 2020E Annual Mechanisms 47% 39% 59% 63% 59% 63% Rate Cases 53% 61% 41% 37% 41% 37% $ Millions Natural Gas Utilities Capital Expenditures

CenterPoint Energy Services Overview CES Overview Competitive natural gas supply and related energy services Non-regulated operations ~30,000 commercial and industrial customers across 26 states Low Value at Risk business model – storage and transportation capacity matched to retail customer needs Continuum Acquisition Integration Integration efforts from recent acquisition are substantially complete Acquisition increased total metered customers by more than 12,000 Outlook for Combined Operations Anticipate 2016 performance to be similar to 2015, including integration and acquisition costs Expect operating income of $45 - $55 million in 2017

Additional Reference Materials Category Reference Material Link Financial Information Quarterly Results http://investors.centerpointenergy.com/results.cfm Debt & Maturity Schedules Equity Return Amortization Schedules Regulatory Information State Commission Website Access Points http://investors.centerpointenergy.com/regulatory-info.cfm Houston Electric Natural Gas Utilities Industry Associations Edison Electric Institute (EEI) www.eei.org American Gas Association (AGA) www.aga.org Investor Relations Contact Information – 011-713-207-6500 Carla Kneipp – Treasurer and VP, carla.kneipp@centerpointenergy.com Dave Mordy – IR Director; david.mordy@centerpointenergy.com Olivia Webb – IR Manager; olivia.webb@centerpointenergy.com Brandi Summersill – IR Coordinator; brandi.summersill@centerpointenergy.com